MAINSTAY VP FUNDS TRUST
MainStay VP Wellington Mid Cap Portfolio
(the “Portfolio”)
Supplement dated March 5, 2024 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2023
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.
At a meeting held on March 4, 2024, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Schroder Investment Management North America Inc. (“Schroders”) in replacement of Wellington Management Company LLP (“Wellington”) as the Portfolio’s Subadvisor and the related Subadvisory Agreement; (ii) changing the Portfolio’s name and reducing its management fee; and (iii) modifying the Portfolio’s principal investment strategies and risks and investment process. All references to Wellington as subadvisor to the Portfolio in the Prospectus and SAI are deleted in their entirety.
Around July, 2024, shareholders of the Portfolio will receive notice of the internet availability of an information statement containing further information regarding the above changes.
As a result, unless otherwise indicated below, effective on or about August 12, 2024, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Schroders Mid Cap Opportunities Portfolio.

2.	Fees and Expenses of the Portfolio and Example. The Portfolio’s fee and expenses table and example table will be deleted in their entirety and replaced with the following:
Fees and Expenses of the Portfolio

	Initial	Service
	Class	Class

Annual Portfolio Operating Expenses
(fees paid directly from your investment)

Management Fees (as an annual percentage of the Portfolio’s average daily net assets)[1]	0.82%	0.82%

Distribution and Service (12b‑1) Fees	None	0.25%

Other Expenses	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.85%	1.10%

Waiver / Reimbursement[2]	(0.02)%	(0.02)%

Total Annual Portfolio Operating Expenses After Waivers/Reimbursements[2]	0.83%	1.08%

1.	Restated to reflect current management fees. The management fee is as follows: 0.84% on assets up to $1 billion; 0.79% on assets from $1 billion to $2 billion and 0.765% on assets over $2 billion.
2.
New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively, of the Portfolio’s average daily net assets. This agreement will remain in effect until May 1, 2025, and thereafter shall renew automatically for one‑year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

	1 Year	3 Years	5 Years	10 Years

Initial Class	$ 85	$ 269	$ 469	$ 1,047

Service Class	$ 110	$ 348	$ 604	$ 1,338

3.	Subadvisor Change. References to Wellington as Subadvisor to the Portfolio are replaced by Schroders, as appropriate.

4.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in securities of mid capitalization companies. The subadvisor, Schroder Investment Management North America Inc. (the “Subadvisor”), uses bottom‑up fundamental analysis to select securities. The Subadvisor seeks to identify securities that it believes offer the potential for capital appreciation based on: novel, superior, or niche products or services; sound operating characteristics; quality of management; an entrepreneurial management team; opportunities provided by mergers, divestitures, or new management; or other factors. In addition, the Subadvisor integrates financially material environmental, social and governance (“ESG”) characteristics (where available for an issuer) into its investment process. ESG characteristics are one of several factors that contribute to the Subadvisor’s overall evaluation of the risk and return potential of an investment. The Fund may also invest in equity securities of companies other than mid cap companies if the Subadvisor believes such investments offer the potential for capital appreciation. The Fund may invest in common and preferred stocks, as well as in over‑the‑counter securities. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
The Fund currently defines mid cap companies as companies with a market capitalization within the collective range of the Russell Midcap® Index and S&P MidCap 400® Index. As of December 31, 2023, this range was approximately $270 million to $73 billion. The market capitalization range of these indices changes over time.

5.	Principal Risks. The following risks are added to the “Principal Risks” section of the Summary Prospectus and Prospectus:
Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.
At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer non‑cyclical sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

6.	Past Performance. The introduction to the “Past Performance” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance as well as two additional indexes. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. In accordance with new regulatory requirements, the Portfolio has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the Russell Midcap® Index. The table also includes the average annual returns of the Russell Midcap® Index and S&P MidCap 400® Index, which are generally representative of the market sectors or types of investments in which the Fund invests.
Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.
Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Effective August 12, 2024, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors, investment objective and principal investment strategies.

7.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Manager. Schroder Investment Management North America Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day‑to‑day portfolio management.

Subadvisor	Portfolio Manager	Service Date

Schroder Investment Management North America Inc.	Robert Kaynor, CFA – Portfolio Manager	Since August 2024

	Joanna Wald – Portfolio Manager	Since August 2024

8.
Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Schroders is added and the existing description of Wellington is amended to remove reference to the Portfolio:

Schroder Investment Management North America Inc. (“Schroders”) has been an investment manager since 1962, and also serves as investment adviser to mutual funds, private funds and segregated accounts. Schroders is an indirect wholly-owned subsidiary of Schroders plc. Schroders plc is a global asset management company with approximately $956.9 billion under management as of December 31, 2023. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. Schroders’ address is 7 Bryant Park, New York, New York 10018. Schroders is the subadvisor to the MainStay VP Schroders Mid Cap Opportunities Portfolio.

9.
Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biographies for Robert Kaynor and Joanna Wald and to delete the biographies of Gregory J. Garabedian, Mark A. Whitaker, and Philip W. Ruedi. References to Gregory J. Garabedian, Mark A Whitaker, and Philip W. Ruedi are deleted.

Robert Kaynor, CFA
Robert Kaynor, CFA, Portfolio Manager and Head of US Small and Mid Cap Equities of Schroders, has been involved with research and portfolio management at Schroders since 2013. He has managed the MainStay VP Schroders Mid Cap Opportunities Portfolio since 2024. Mr. Kaynor covers a variety of industries in the consumer, producer durables, and materials sectors. Mr. Kaynor joined Schroders as a Senior Equity Analyst for the U.S. Small and MidCap team in 2013 in which he covered the consumer sector. Prior to joining Schroders, Mr. Kaynor was the Chief Investment Officer at Ballast Capital Management from 2010 to 2012, and prior to this, Mr. Kaynor was a Managing Director/Portfolio Manager for Ramius Capital Group.

Joanna Wald
Joanna Wald, Portfolio Manager and Head of Research, US Small and Mid Cap Equities of Schroders, has been involved with research and portfolio management at Schroders since 2013. She has managed the MainStay VP Schroders Mid Cap Opportunities Portfolio since 2024. Ms. Wald joined Schroders as an Equity Analyst in 2013. Prior to joining Schroders, Ms. Wald was an Equity Analyst at Ballast Capital Management from 2010 to 2013, and prior to this, Ms. Wald was an Equity Analyst for Ramius Capital Group.

10.	Prior Performance. “Mainstay VP Wellington Mid Cap Portfolio: Prior Performance of Similar Accounts” in the section of the Prospectus entitled “The Fund and its Management” is deleted in its entirety.

11.
Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio will bear the direct costs associated with the Portfolio’s transition. New York Life Investment Management LLC will take steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

4